                                                                   EXHIBIT 10.17

                                                                  Execution Copy

                                SEVENTH AMENDMENT


        SEVENTH AMENDMENT (this "Amendment"), dated as of July 3, 2000, to the Assumption Agreement and Amended and Restated Credit Agreement, dated as of November 6, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TransWestern Publishing Company, LLC, a Delaware limited liability company (the "Company"), TWP Capital Corp. II, a Delaware corporation and a wholly owned Subsidiary of the Company ("TWP Capital II"; the Company and TWP Capital II, collectively, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), Canadian Imperial Bank of Commerce, New York Agency, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"), First Union National Bank, a national banking association, as documentation agent for the Lenders with respect to the Revolving Credit Loans and the Tranche A Term Loans (as defined below) (in such capacity, the "Initial Documentation Agent"), Fleet National Bank, a national banking association, as documentation agent for the Lenders with respect to the Tranche B Term Loans (as defined below) (in such capacity, the "Tranche B Documentation Agent") and First Union National Bank, as syndication agent for the Lenders with respect to the Tranche B Term Loans, (in such capacity, the "Tranche B Syndication Agent" and, together with the Administrative Agent, the Initial Documentation Agent and the Tranche B Documentation Agent, the "Agents").

                              W I T N E S S E T H :
                               - - - - - - - - - -

        WHEREAS, the Company has requested, and the Administrative Agent and each Lender have agreed, to amend certain provisions of the Credit Agreement in the manner provided below;

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

        SECTION 1. Defined Terms. As used in this Amendment, unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. Unless otherwise indicated, all section and subsection references are to the Credit Agreement.

        SECTION 2. Amendments. (a) Subsection 1.1 of the Credit Agreement is hereby amended as follows:

           (i) by deleting therefrom the definitions of the following defined terms in their respective entireties and substituting in lieu thereof the following definitions:

                "Applicable Margin": (a) for each Revolving Credit Loan or Tranche A Term Loan, the rate per annum set forth in the table below opposite the Total Leverage Ratio then in effect; such Applicable Margin shall be in effect for the period beginning the second Business Day following the date on which the Pricing Certificate provided pursuant to subsection 6.2(b) is delivered to the Lenders and ending on the first Business Day following the date on which the next such Pricing Certificate is delivered to the Lenders; provided, that, if for any reason the Pricing Certificate required by subsection 6.2(b) is not delivered in accordance with such subsection to the Lenders, the Total Leverage Ratio shall, for purposes of determining the Applicable Margin, be deemed to be greater than or equal to 6.25 to 1.00 for each day during the period from and including the day such Pricing Certificate was required to be delivered pursuant to subsection 6.2(b) to the day such Pricing Certificate is so delivered; and provided, further, that for the period from and including the Original Closing Date to the first Business Day following the date on which the Borrowers shall deliver the first Pricing Certificate pursuant to subsection 6.2(b), the Total Leverage Ratio shall, for purposes of determining Applicable Margin, be deemed to be greater than or equal to 6.25 to 1.00.

-----------------------------------------------------------------------------------------------
                                               APPLICABLE                   APPLICABLE
                                               MARGIN FOR                   MARGIN FOR
TOTAL LEVERAGE RATIO                            ABR LOANS                  LIBOR LOANS
-----------------------------------------------------------------------------------------------
Revolving Credit Loans
-----------------------------------------------------------------------------------------------

Greater than or equal to 6.25 to 1.00            1.500%                       2.500%
-----------------------------------------------------------------------------------------------

Less than 6.25 to 1.00 and greater               1.375%                       2.375%
than or equal to 6.00 to 1.00
-----------------------------------------------------------------------------------------------

Less than 6.00 to 1.00 and greater               1.125%                       2.125%
than or equal to 5.50 to 1.00
-----------------------------------------------------------------------------------------------

Less than 5.50 to 1.00 and greater               0.875%                       1.875%
than or equal to 5.00 to 1.00
-----------------------------------------------------------------------------------------------

Less than 5.00 to 1.00 and greater               0.625%                       1.625%
than or equal to 4.50 to 1.00
-----------------------------------------------------------------------------------------------

Less than 4.50 to 1.00                           0.375%                       1.375%
-----------------------------------------------------------------------------------------------

Tranche A Term Loans
-----------------------------------------------------------------------------------------------

Greater than or equal to 6.25 to 1.00            1.750%                       2.750%
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Less than 6.25 to 1.00 and greater               1.625%                       2.625%
than or equal to 6.00 to 1.00
-----------------------------------------------------------------------------------------------

Less than 6.00 to 1.00 and greater               1.375%                       2.375%
than or equal to 5.50 to 1.00
-----------------------------------------------------------------------------------------------

Less than 5.50 to 1.00 and greater               1.125%                       2.125%
than or equal to 5.00 to 1.00
-----------------------------------------------------------------------------------------------

Less than 5.00 to 1.00                           0.875%                       1.875%
-----------------------------------------------------------------------------------------------


        and (b) for each Tranche B Term Loan, the applicable margin for ABR Loans is 2.50% per annum, and the applicable margin for LIBOR Loans is 3.50% per annum.

                "Facilities Termination Date": April 1, 2005.

                "Interest Period": with respect to any LIBOR Loan:

                (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such LIBOR Loan and ending one, two, three or six months thereafter, as selected by the Borrowers in their notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such LIBOR Loan and ending one, two, three or six months thereafter, as selected by the Borrowers by irrevocable notice to the Administrative Agent by 11:00 a.m. New York City time not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

        provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                        (1) if any Interest Period pertaining to a LIBOR Loan
                would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                        (2) any Interest Period that would otherwise extend
                beyond the Revolving Credit Termination Date (in the case of the Revolving Credit Loans) or beyond the date final payment is due on the Tranche A Term Loans (in the case of the Tranche A Term Loans) or the Tranche B Term Loans (in the case of the Tranche B Term Loans) shall end on the Revolving Credit Termination Date or such date of final payment, as the case may be;

                        (3) any Interest Period pertaining to a LIBOR Loan that
                begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                        (4) the Borrowers shall select Interest Periods so as
                not to require a payment or prepayment of any LIBOR Loan during an Interest Period for such Loan.

                      "Notes": the collective reference to the Revolving Credit Notes, the Tranche A Term Notes and the Tranche B Term Notes.

                      "Seventh Amendment Effective Date": the date on which the Seventh Amendment to the Credit Agreement, dated as of July 3, 2000, became effective pursuant to the terms thereof.

                      "Term Loans": the collective reference to the Tranche A Term Loans and the Tranche B Term Loans, provided, however, that as used in the second sentence of subsection 3.14(a), such Term Loans shall mean the Tranche

           A Term Loans.

                      "Term Notes": the collective reference to the Tranche A Term Notes and the Tranche B Term Notes.

                      (ii) by adding thereto the following definitions in their appropriate alphabetical order:

                      "Tranche A Term Loan": as defined in subsection 3.5.

                      "Tranche A Term Loan Lender": each Lender that holds any Tranche A Term Loan.

                      "Tranche A Term Loan Percentage": as to any Lender at any time, the percentage which the aggregate principal amount of such Lender's Tranche A Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche A Term Loans then outstanding.

                      "Tranche A Term Note": as defined in subsection 3.7(e).

                      "Tranche B Term Loan": as defined in subsection 3.5.

                      "Tranche B Term Loan Commitment": as to any Tranche B Term Loan Lender, the obligation of such Lender, if any, to make a Tranche B Term Loan to the Borrowers hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche B Term Loan Commitment" opposite such Lender's name on Schedule 1.1.

                      "Tranche B Term Loan Lender": each Lender that has a Tranche B Term Loan Commitment or that holds any Tranche B Term Loan.

                      "Tranche B Term Loan Percentage": as to any Lender at any time, the percentage which such Lender's Tranche B Term Loan Commitment then constitutes of the aggregate Tranche B Term Loan Commitments (or, at any time after the Seventh Amendment Effective Date, the percentage which the aggregate principal amount of such Lender's Tranche B Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche B Term Loans then outstanding).

                      "Tranche B Term Note": as defined in subsection 3.7(e).

           (b) Section 3 of the Credit Agreement is hereby amended as follows:

               (i) by deleting subsection 3.5 in its entirety and substituting in lieu thereof the following:

                      "3.5 TERM LOANS. (a) Subject to the terms and conditions hereof, each Tranche A Term Loan Lender severally agrees to continue on the Seventh Amendment Effective Date the term loan (a "Tranche A Term Loan") to the Borrowers held by it immediately prior to such date. The Tranche A Term Loans may from time to time be (i) LIBOR Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrowers and notified to the Administrative Agent in accordance with subsection 3.9."

               (b) Subject to the terms and conditions hereof, each Tranche B Term Loan Lender severally agrees to make a term loan (a "Tranche B Term Loan") to the Borrowers on the Seventh Amendment Effective Date in an amount equal to the amount of the Tranche B Term Loan Commitment of such Tranche B Term Loan Lender then in effect. The Tranche B Term Loans may from time to time be (i) LIBOR Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrowers and notified to the Administrative Agent in accordance with subsections 3.6 and 3.9."

               (ii) by deleting subsection 3.6 in its entirety and substituting in lieu thereof the following:

                      "3.6 PROCEDURE FOR TRANCHE B TERM LOAN BORROWING. The Borrowers shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, one Business Day prior to the anticipated Seventh Amendment Effective Date), requesting that the Tranche B Term Loan Lenders make the Tranche B Term Loans on the anticipated Seventh Amendment Effective Date and specifying the Seventh Amendment Effective Date. The Tranche B Term Loans shall be initially made as ABR Loans on the Seventh Amendment Effective Date. Upon receipt of such notice, the Administrative Agent shall promptly notify each Tranche B

        Term Loan Lender thereof. In such case, not later than 11:00 a.m. New York City time on the Seventh Amendment Effective Date, each Tranche B Term Loan Lender shall make available to the Administrative Agent at its office specified in subsection 10.2 the amount of such Tranche B Term Loan Lender's pro rata share of such amount of the Tranche B Term Loans to be borrowed on the Seventh Amendment Effective Date, in immediately available funds. The Administrative Agent shall on such date credit the account of the Borrowers on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Tranche B Term Loan Lenders and in like funds as received by the Administrative Agent."

                      (iii) by deleting the first sentence of subsection 3.7(a) thereof in its entirety and substituting in lieu thereof the following sentence:

                      "3.7 REPAYMENT OF LOANS; EVIDENCE OF DEBT. (a) The Borrowers jointly and severally hereby unconditionally promise to pay to the Administrative Agent for the account of each Lender (i) the then unpaid principal amount of each Revolving Credit Loan of such Lender on the Revolving Credit Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 7),
        (ii) the principal amount of each Tranche A Term Loan of such Lender, in quarterly installments on the dates set forth on Schedule 3.7, in the aggregate principal amounts for all Lenders set forth on said Schedule opposite the date of such installment (or the then unpaid principal amount of such Tranche A Term Loan, on the date that the Tranche A Term Loans become due and payable pursuant to Section 7 or otherwise) and
        (iii) the principal amount of each Tranche B Term Loan of such Lender, in installments on the dates set forth on Schedule 3.7(a), in the aggregate principal amounts for all Lenders set forth in said Schedule opposite the date of such installments (or the then unpaid principal amount of such Tranche B Term Loan, on the date that the Tranche B Terms Loans become due and payable pursuant to Section 7 or otherwise)."

                      (iv) by deleting subsection 3.7(e) thereof in its entirety and substituting in lieu thereof the following:

                      "(e) The Borrowers agree that, upon the request to the Administrative Agent by any Lender, the Borrowers will execute and deliver to such Lender (i) a promissory note of the Borrowers evidencing the Revolving Credit Loans of such Lender, substantially in the form of Exhibit A with appropriate insertions as to date and principal amount (a "Revolving Credit Note"), and/or (ii) a promissory note of the Borrowers evidencing the Tranche A Term Loans of such Lender, substantially in the form of Exhibit B-1 with appropriate insertions as to date and principal amount (a "Tranche A Term Note") and/or (iii) a promissory note of the Borrowers evidencing the Tranche B Term Loans of such Lender, substantially in the form of Exhibit B-2 with appropriate insertions as to date and principal amount (a "Tranche B Term Note")."

                      (v) by deleting subsection 3.8(a) thereof in its entirety and substituting in lieu thereof the following:

                      "3.8 OPTIONAL PREPAYMENTS; MANDATORY PREPAYMENTS AND REVOLVING CREDIT COMMITMENT REDUCTIONS. (a) The Borrowers may on the last day of any Interest Period with respect thereto (or on any other day if the prepayment referred to herein is accompanied by all amounts payable by the Borrowers pursuant to subsection 3.18), in the case of LIBOR Loans, or at any time and from time to time, in the case of ABR Loans, prepay the Loans, in whole or in part, without premium or penalty, upon one Business Days' written notice in the case of ABR Loans and three Business Days' written notice in the case of LIBOR Loans to the Administrative Agent, specifying the date and amount of prepayment and whether the prepayment is of LIBOR Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each and specifying whether the prepayment is of Tranche A Term Loans, Tranche B Term Loans, Revolving Credit Loans or a combination thereof and, if a combination thereof, the amount allocable to each. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 3.18. Partial optional prepayments of the Tranche A Term Loans and the Tranche B Term Loans pursuant to this subsection 3.8(a) shall, in each case, be applied ratably to the respective remaining installments of principal thereof. Amounts prepaid on account of the Term Loans may not be reborrowed. Partial prepayments shall be in an aggregate principal amount of $50,000 or a whole multiple thereof."

                      (vi) by deleting subsection 3.8(f) thereof in its entirety and substituting in lieu thereof the following:

                      "(f) All mandatory prepayments pursuant to subsections 3.8(b), (c) and (d) and, except as provided in clause (ii) of the proviso thereto, subsection 3.8(e) shall be applied first pro rata to the permanent repayment of the Tranche B Term Loans, second pro rata to the permanent repayment of the Tranche A Term Loans, and third pro rata to permanently reduce the Revolving Credit Commitments and, to the extent required by subsection 3.8(g), to the prepayment of Revolving Credit Loans, in each case together with interest accrued to the date of such prepayment and any amounts payable under subsection 3.18. Mandatory prepayments of the Tranche A Term Loans and the Tranche B Term Loans pursuant to this subsection 3.8 shall, in each case, be applied to the respective remaining installments of principal thereof (i) in the inverse order of the maturity of such installments, in the case of prepayments pursuant to subsections 3.8(c) and (e), and (ii) ratably to such installments, in the case of prepayments pursuant to subsections 3.8(b) and (d). Mandatory prepayments of the Term Loans may not be reborrowed. All mandatory permanent reductions of the Revolving Credit Commitments shall be applied to reduce the Revolving Credit Commitments in inverse order of the Revolving Credit Commitment reductions provided for in subsection 3.4(c) until reduced to zero."

                      (vii) by adding the following subsection at the end of subsection 3.8(g):

                      "(h) Notwithstanding anything to the contrary in subsection 3.8(f) or 3.14, with respect to the amount of any mandatory prepayment described in subsection 3.8 that is allocated to Tranche B Term Loans (such amounts, the "Tranche B Prepayment Amount"), at any time when Tranche A Term Loans remain outstanding, the Borrowers will, in lieu of applying such amount to the prepayment of Tranche B Term Loans, as provided in paragraph (f) above, on the date specified in subsection 3.8 for such prepayment, give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent prepare and provide to each Tranche Bterm Loan Lender a notice (each, a "Prepayment Option Notice") as described below. As promptly as practicable after receiving such notice from the Borrowers, the Administrative Agent will send to each Tranche B Term Loan Lender a Prepayment Option Notice, which shall be in the form of Exhibit I, and shall include an offer by the Borrowers to prepay on the date (each a "Mandatory Prepayment Date") that is 10 Business Days after the date of the Prepayment Option Notice, the relevant Term Loans of such Lender by an amount equal to the portion of the Prepayment Amount indicated in such Lender's Prepayment Option Notice as being applicable to such Lender's Tranche B Term Loans. On the Mandatory Prepayment Date, (i) the Borrowers shall pay to the relevant Tranche B Term Loan Lenders the aggregate amount necessary to prepay that portion of the outstanding relevant Term Loans in respect of which such Lenders have accepted prepayment as described above, (ii) the Borrowers shall pay to the Tranche A Term Loan Lenders an amount equal to 100% of the portion of the Tranche B Prepayment Amount not accepted by the relevant Lenders, and such amount shall be applied to the prepayment of the Tranche A Term Loans.

               (b) Section 9 of the Credit Agreement is hereby amended by deleting subsection 9.7 thereof in its entirety and substituting in lieu thereof the following:

                      "9.7 INDEMNIFICATION. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do
        so), ratably according to their respective Revolving Credit Commitment Percentage, Tranche A Term Loan Percentage and Tranche B Term Loan Percentage in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Revolving Credit Commitment shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Revolving Credit Commitment, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder."

                  (c) Subsection 10.6 of the Credit Agreement is hereby amended as follows:

                      (i) by deleting the first sentence of subsection 10.6(c) thereof in its entirety and substituting in lieu thereof the following:

                      "(c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate thereof or, with the consent, unless an Event of Default has occurred and is continuing, of the Borrowers (except in the case of assignments made by CIBC, Fleet National Bank and First Union National Bank in connection with its initial syndication of the Tranche B Term Loans) and the Administrative Agent (which consents shall not be unreasonably withheld or delayed) to an additional bank or financial institution (an "Assignee") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit E, executed by such Assignee, such assigning Lender and delivered to the Administrative Agent for its acceptance and recording in the Register, provided that, in the case of any such assignment to an additional bank or financial institution, the sum of the aggregate principal amount of the Loans and the aggregate amount of the Available Commitment being assigned and, if such assignment is of less than all of the rights and obligations of the assigning Lender, the sum of the aggregate principal amount of the Loans and the aggregate amount of the Available

        Commitment remaining with the assigning Lender are each not less than $2.5 million (or such lesser amount as may be agreed to by the Borrowers and the Administrative Agent)."

                      (ii) by deleting subsection 10.6(e) thereof in its entirety and substituting in lieu thereof the following:

                      "(e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee together with payment to the Administrative Agent of a registration and processing fee of $1,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrowers."

               (d) Schedule 1.1 to the Credit Agreement is hereby amended to read as set forth in Exhibit A hereto, a new Schedule 3.7(a) to the Credit Agreement is hereby added thereto in the form of Exhibit B hereto, Exhibit B to the Credit Agreement is hereby redesignated as Exhibit B-1, and a new Exhibit B-2 to the Credit Agreement is hereby added thereto in the form of Exhibit C hereto, and a new Exhibit I to the Credit Agreement is hereby added thereto in the form of Exhibit D hereto.

               SECTION 3. Fees. In consideration of the agreement of the Lenders to consent to the amendments contained herein, the Borrowers agree to pay to each Lender which so consents on or prior to June 28, 2000 (by executing and delivering to the Administrative Agent or its counsel this Amendment on or prior to such date), an amendment fee in an amount equal to 0.10% of the aggregate amount of such Lender's Term Loans and Revolving Credit Commitment outstanding on the date hereof; such fees shall be payable on the Amendment Effective Date (as defined below) in immediately available funds to the Administrative Agent on behalf of the applicable Lender.

               SECTION 4. Representations and Warranties. After giving effect to this Amendment, each Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in the Credit Agreement, provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. Each Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

               SECTION 5. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived:

               (a) the Borrowers, the Required Lenders (including each Tranche B Term Loan Lender) and the Administrative Agent shall have executed and delivered to the Administrative Agent this Amendment; and TransWestern Holdings L.P. shall have executed and delivered to the Administrative Agent the Acknowledgment and Consent attached hereto;

               (b) the Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Sole Member or the Board of Directors (or a duly authorized committee thereof) (as the case may be) of each Borrower authorizing the execution, delivery and performance of this Amendment, certified by the respective Secretary or an Assistant Secretary of each Borrower as of the Amendment Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Agents and shall state that the resolutions and other actions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

               (c) the Administrative Agent shall have received, with a counterpart for each Lender, an executed legal opinion of Kirkland & Ellis, counsel to the Borrowers, which shall be in form and substance satisfactory to the Administrative Agent; and

               (d) the Borrowers shall have paid the fees referred to in
        Section 3 above.

               SECTION 6. Miscellaneous. Except as expressly amended pursuant to
Section 2 above, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. This Amendment may be executed by the parties hereto in any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The Company agrees to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment including, without limitation, the fees and disbursements of counsel to the Administrative Agent. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.

                                 TRANSWESTERN PUBLISHING COMPANY LLC


                                 By: /s/ JOAN M. FIORITO
                                    -----------------------------------------
                                    Title:  Vice President - CFO


                                 TWP CAPITAL CORP. II


                                 By: /s/ JOAN M. FIORITO
                                    -----------------------------------------
                                    Title: Vice President - CFO


                                 CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK
                                 AGENCY, as Administrative Agent


                                 By: /s/ Tefta Ghilaga
                                    -----------------------------------------
                                    Title: Authorized Signatory


                                 CIBC INC., as a Lender


                                 By: /s/ Tefta Ghilaga
                                    -----------------------------------------
                                    Title: Executive Director

                                FIRST UNION NATIONAL BANK, as Initial
                                Documentation Agent, as Tranche B Syndication Agent and as a Lender


                                By: /s/ Mark Misenheimer
                                   -----------------------------------------
                                   Title:  Director


                                FLEET NATIONAL BANK, as Tranche B Documentation Agent and as a Lender


                                By: /s/ Sharon Hawkins
                                   -----------------------------------------
                                   Title:  Vice President


                                 BANK OF HAWAII


                                By: /s/ Shari Sakami
                                   -----------------------------------------
                                  Title:  Vice President


                                BANKERS TRUST COMPANY


                                By: /s/ Gregory P. Shefrin
                                   -----------------------------------------
                                  Title:  Authorized Signatory


                                ARCHIMEDES FUNDING, LLC


                                By:    ING Capital Advisors, Inc.,
                                       as Collateral Manager


                                 By: /s/ Amy W. Grenier
                                    ------------------------------------
                                   Title:  Managing Director

                                CRESCENT/MACH PARTNERS, L.P.


                                By: /s/ Jonathan Insull
                                   -----------------------------------------
                                   Title:  Vice President


                                KZH CRESCENT LLC


                                By: /s/ Susan Lee
                                   -----------------------------------------
                                   Title:  Authorized Agent


                                KZH CRESCENT-3 LLC


                                By: /s/ Susan Lee
                                   -----------------------------------------
                                   Title:  Authorized Agent

                                VAN KAMPEN CLO I, LTD.


                                By: /s/ Darvin D. Pierce
                                   -----------------------------------------
                                   Title:  Vice President


                                VAN KAMPEN CLO II, LTD.


                                By: /s/ Darvin D. Pierce
                                   -----------------------------------------

                                   Title:  Vice President

                                VAN KAMPEN
                                PRIME RATE INCOME TRUST


                                By: /s/ Darvin D. Pierce
                                   -----------------------------------------
                                   Title:  Vice President

                                VAN KAMPEN
                                SENIOR FLOATING RATE FUND


                                By: /s/ Darvin D. Pierce
                                   -----------------------------------------
                                   Title:  Vice President


                                MONUMENT CAPITAL, LTD.


                                By: /s/ Robert Bayer
                                    --------------------------------
                                    Title:  Vice President

                         EXHIBIT A TO SEVENTH AMENDMENT

                                 SCHEDULE 1.1 TO
                              THE CREDIT AGREEMENT
                               (AS OF JULY 3, 2000)

=======================================================================================================
                                  REVOLVING
                                    CREDIT       TRANCHE A TERM    TRANCHE B TERM          TOTAL
  BANK/ADDRESS FOR NOTICES       COMMITMENT           LOANS            LOANS          COMMITMENT/LOANS
=======================================================================================================
CIBC INC.                       $24,000,000.00    $7,149,929.71    $11,666,666.66       $42,816,596.37
425 Lexington Avenue
New York, New York 10017
Attn: Tefta Ghilaga
Fax: (212) 856-3558

with a copy to:

Canadian Imperial Bank of
Commerce
425 Lexington Avenue
New York, New York 10017
Attn: Agency Services
Fax: (212) 856-3763
-------------------------------------------------------------------------------------------------------
FIRST UNION NATIONAL BANK       $18,000,000.00    $7,681,294.10    $11,666,666.67       $37,347,960.77
One First Union Center
301 S. College Street, DC-5
Charlotte, North Carolina
28288-0735
Attn: Mark Misenheimer
Fax: (704) 374-4092
-------------------------------------------------------------------------------------------------------

FLEET NATIONAL BANK             $17,000,000.00    $9,985,682.36    $11,666,666.67       $38,652,349.03
One Federal Street
Mail Code: MA/DE/10303H
Boston, MA 02110
Attn: Sherri Hawkins
Fax: 617-346-4345

=======================================================================================================

=======================================================================================================
                                  REVOLVING
                                    CREDIT       TRANCHE A TERM    TRANCHE B TERM          TOTAL
  BANK/ADDRESS FOR NOTICES       COMMITMENT           LOANS            LOANS          COMMITMENT/LOANS
=======================================================================================================
BANK OF HAWAII                   $5,500,000.00    $3,840,647.05        ---               $9,340,647.05
130 Merchant Street,
20th Floor
Honolulu, HI  96813
Attn: Shari Sakami
Fax:  (808) 537-8301
-------------------------------------------------------------------------------------------------------

BANKERS TRUST COMPANY            $5,500,000.00        ---              ---               $5,500,000.00
130 Liberty Street,
27th Floor
New York, NY  10006
Attn: Sonali Khanna
Fax:  (212) 250-7218
-------------------------------------------------------------------------------------------------------

ARCHIMEDES FUNDING, LLC              ---          $6,145,035.31        ---               $6,227,105.89
333 S. Grand Avenue
42nd Floor
Los Angeles, CA  90071
Attn:  Jonathan David
Fax:  (213) 631-3795
-------------------------------------------------------------------------------------------------------

VAN KAMPEN CLO I, LTD.               ---              ---           $5,000,000.00        $5,000,000.00
One Parkview Plaza
Oakbrook Terrace, IL  60181
Attn:  Ernie Hodge
Fax:  (630) 684-6740
-------------------------------------------------------------------------------------------------------

VAN KAMPEN CLO II, LTD.              ---                               ---
One Parkview Plaza                                $3,840,647.05                          $3,840,647.05
Oakbrook Terrace, IL  60181
Attn:  Ernie Hodge
Fax:  (630) 684-6740
=======================================================================================================

=======================================================================================================
                                  REVOLVING
                                    CREDIT       TRANCHE A TERM    TRANCHE B TERM          TOTAL
  BANK/ADDRESS FOR NOTICES       COMMITMENT           LOANS            LOANS          COMMITMENT/LOANS
=======================================================================================================
VAN KAMPEN                           ---          $6,145,035.31        ---               $6,145,035.31
PRIME RATE INCOME TRUST
One Parkview Plaza
Oakbrook Terrace, IL  60181
Attn:  Ernie Hodge
Fax:  (630) 684-6740
-------------------------------------------------------------------------------------------------------

VAN KAMPEN                           ---          $4,107,966.96        ---               $4,107,966.96
SENIOR FLOATING RATE FUND
One Parkview Plaza
Oakbrook Terrace, IL  60181
Attn:  Ernie Hodge
Fax:  (630) 684-6740
-------------------------------------------------------------------------------------------------------

CRESENT/MACH PARTNERS, L.P.          ---          $3,072,517.64        ---               $3,072,517.64
TCW
200 Park Avenue
Suite 2200
New York, NY  10166
Attn:  Jonathan Insull
Fax:  (212) 771-4159
-------------------------------------------------------------------------------------------------------

KZH CRESCENT  - 3 LLC                ---          $6,145,035.31        ---               $6,145,035.31
c/o The Chase Manhattan Bank
140 East 45th Street,
11th Floor
Attn: Virginia Conway
Fax:  (212) 622-0123
-------------------------------------------------------------------------------------------------------

KZH CRESCENT LLC                     ---          $3,072,517.64        ---               $3,072,517.64
c/o The Chase Manhattan Bank
140 East 45th Street,
11th Floor
Attn: Virginia Conway
Fax:  (212) 622-0123
=======================================================================================================

=======================================================================================================
                                  REVOLVING
                                    CREDIT       TRANCHE A TERM    TRANCHE B TERM          TOTAL
  BANK/ADDRESS FOR NOTICES       COMMITMENT           LOANS            LOANS          COMMITMENT/LOANS
=======================================================================================================
MONUMENT CAPITAL, LTD. C/O           ---          $4,104,691.56        ---               $4,104,691.56
ALLIANCE CAPITAL MGMT., L.P.
1345 Ave. of the Americas
37th Floor
New York, NY  10105
Attn:  Robert Bayer
Fax:  (212) 969-1466
-------------------------------------------------------------------------------------------------------
     TOTAL                      $70,000,000.00   $65,291,000.00    $40,000,000.00      $175,291,000.00
=======================================================================================================

                           ACKNOWLEDGMENT AND CONSENT


        The undersigned as Pledgor under the Pledge Agreement, dated as of November 6, 1997 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), made by the undersigned in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment, and (b) acknowledges and agrees that the pledge and grants of collateral security contained in such Pledge Agreement are, and shall remain, in full force and effect after giving effect to this Amendment, and all prior modifications to the Credit Agreement.


TRANSWESTERN HOLDINGS L.P.

By:  TransWestern Communications Company,   Inc., its General Partner

        By:
           ---------------------------
            Name:
            Title: